RYDEX VARIABLE TRUST

CLS ADVISORONE FUNDS

AMERIGO FUND

Supplement dated January 28, 2013 to the currently effective Summary Prospectus for the Amerigo Fund (the “Fund”) dated May 1, 2012, as supplemented from time to time.

This supplement provides new and additional information beyond that contained in the Summary Prospectus for the Amerigo Fund (the “Summary Prospectus”) listed above and should be read in conjunction with the Summary Prospectus.

The following is hereby added as a second bullet to the section titled “MANAGEMENT – PORTFOLIO MANAGER” of the Summary Prospectus of the Fund:

•	Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUMVTA-SUPP-0113x0513